                                                                   EXHIBIT 10.36
                                                                     (1997 10-K)

         Each of the following Directors and Executive Officers of the Registrant has executed an Indemnification Agreement with the Registrant in the form attached hereto:

                 Kenneth F. Yontz, Director and Executive Officer
                 Thomas O. Hicks, Director
                 Don H. Davis, Jr., Director
                 Joe L. Roby, Director
                 Robert B. Haas, Director
                 Richard W. Vieser, Director
                 William U. Parfet, Director
                 Christopher L. Doerr, Director
                 Dennis Brown, Executive Officer
                 R. Jeffrey Harris, Executive Officer

                                    FORM OF
                           INDEMNIFICATION AGREEMENT

         This Indemnification Agreement (this "Agreement") is made as of _____________, 19__ by and between Sybron International Corporation, a Wisconsin corporation (the "Company"), and ___________________, a director and/or an executive officer of the Company ("Indemnitee").

         WHEREAS, it is essential to the Company to retain and attract as directors and executive officers the most capable persons available; and

         WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and executive officers of public companies in today's environment; and

         WHEREAS, applicable provisions of the Wisconsin Business Corporation Law (the "WBCL") and of the Company's Bylaws (the "Bylaws") require the Company to indemnify and advance expenses to its directors and executive officers to the fullest extent permitted by law and Indemnitee's service as a director and/or an executive officer is in part in consideration of such indemnification rights; and

         WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's service to the Company in an effective manner, and to provide Indemnitee with specific contractual assurance that the protections promised by the WBCL and the Bylaws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent permitted by law and as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and of Indemnitee's service as a director and/or an executive officer of the Company, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Company and Indemnitee agree as follows:

         1.      Contractual Nature of Existing Indemnification Provisions.
The indemnification provisions contained in Subchapter VIII of the WBCL and
Article VIII of the Bylaws, as in effect on the date hereof and as either may be amended to provide more advantageous indemnification rights to Indemnitee, shall be deemed to be a contract between the Company and Indemnitee and any amendment, modification, revocation or repeal of any of such provisions of Subchapter VIII of the WBCL or Article VIII of the Bylaws shall not limit any rights of Indemnitee hereunder to indemnification or the allowance of expenses.

         2. Subrogation. In the event the Company shall make any payments pursuant to Subchapter VIII of the WBCL, Article VIII of the Bylaws or this Agreement, the Company shall be subrogated to the extent of such payments to all of the rights of recovery of Indemnitee, who agrees to execute all documents required and to do everything that may be necessary or desirable to secure such rights, including the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

         3.      Notice and Defense of Claims.

                 (a) In consideration of Indemnitee's rights to indemnification pursuant to this Agreement, and in furtherance of the provisions of Section 180.0851(3) of the WBCL and Section 8.03 of the Bylaws, the Indemnitee agrees to give written notice to the Company as soon as practicable of any claim (a "Claim") made against him for which indemnity will or could be sought. Notice to the Company shall be directed to the Company's headquarters, 411 East Wisconsin Avenue, 24th Floor, Milwaukee, Wisconsin 53202, Attention: President or Secretary, or to such other address as the Company may designate in writing to Indemnitee. Written notice pursuant to this Section 3 shall be deemed effectively given upon evidence of receipt or, if sent by prepaid registered or certified mail, properly addressed, five (5) business days after mailing.

                 (b) In connection with any Claim made by Indemnitee, Indemnitee agrees to cooperate fully with the Company and to provide to the Company timely access to all relevant documents and other records in Indemnitee's possession or under Indemnitee's control.

                 (c) With respect to any action, suit or other proceeding as to which Indemnitee notifies the Company hereunder of the commencement thereof:

                          (i)     The Company shall be entitled to participate
therein at its own expense; and

                          (ii)    Except as otherwise provided below, to the
extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company will not be liable to Indemnitee for any legal or other expenses subsequently incurred by

Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such action, suit or other proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (A) the employment of counsel by Indemnitee has been authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action, or (C) the Company shall not in fact have employed counsel to assume the defense of such action within a reasonable period of time after notice of the Claim is given to the Company by Indemnitee, in which case the fees and expenses of such counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or other proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion in (B) above.

                 (d) The Company shall not be liable to indemnify Indemnitee for any amount paid in settlement of any action or Claim effected without its written consent. The Company shall not settle any action or Claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold consent to any proposed settlement.

         4. Non-Exclusivity. Nothing herein shall be deemed to diminish or otherwise restrict Indemnitee's right to indemnification under any provision of the WBCL, the Company's Articles of Incorporation or the Bylaws.

         5. Governing Law. This Agreement shall be governed by and construed in accordance with Wisconsin law.

         6. Severability. The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision to the extent that such clause or provision is valid or enforceable, and shall not in any manner affect any other clause or provision of this Agreement.

         7. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing and signed by the parties hereto.

         8. Binding Effect. This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of the Company's assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of Indemnitee.

         9. Effectiveness. The provisions of this Agreement shall cover claims, actions, suits and other proceedings whether now pending or hereafter commenced and shall be retroactive to cover acts or omissions or alleged acts or omissions which heretofore have taken place. By way of example but not of limitation, this Agreement shall apply to all liabilities, known or unknown, contingent or otherwise, that presently exist or arise in the future, regardless of whether the liabilities relate to activities of Indemnitee or the Company preceding or subsequent to the date of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                      SYBRON INTERNATIONAL CORPORATION



                                      By:
                                         -------------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------






                                      ----------------------------------------
                                                        , Indemnitee
                                      ------------------